AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
GENERATIONS VARIABLE ANNUITY CONTRACTS

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
GENERATIONS VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED FEBRUARY 26, 2010
TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

          American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("USL") (AGL and USL hereinafter referred to collectively as the "Companies") are amending their respective variable annuity Contract prospectuses (the "Contracts") for the purpose of providing you with information regarding the following proposed acquisitions:

(i)          The Universal Institutional Funds, Inc. ("UIF") Portfolios (the "Acquired Portfolios") will be reorganized into AIM Variable Insurance Funds ("AIM VI Funds") (the "Acquiring Portfolios") as set forth below:

UIF Acquired Portfolios	AIM VI Funds Acquiring Portfolios
UIF Global Value Equity Portfolio	Invesco Van Kampen V.I. Global Value Equity Fund
UIF High Yield Portfolio	Invesco Van Kampen V.I. High Yield Fund
UIF U.S. Mid Cap Value Portfolio	Invesco Van Kampen V.I. Mid Cap Value Fund
UIF Value Portfolio	Invesco Van Kampen V.I. Value Fund

(ii)          The Van Kampen Life Investment Trust ("Van Kampen LIT") Portfolios (collectively referred to as the "Acquired Portfolios" together with the UIF Portfolios) will be reorganized into AIM VI Funds (also referred to as the "Acquiring Portfolios") (the UIF reorganization and the Van Kampen LIT reorganization referred to collectively hereinafter as the "Reorganizations") as set forth below:

Van Kampen LIT Acquired Portfolios	AIM VI Funds Acquiring Portfolios
Van Kampen LIT Capital Growth Portfolio	Invesco Van Kampen V.I. Capital Growth Fund
Van Kampen LIT Government Portfolio	Invesco Van Kampen V.I. Government Fund
Van Kampen LIT Growth and Income Portfolio	Invesco Van Kampen V.I. Growth and Income Fund

The names of each of the Acquiring Portfolios are anticipated to be as indicated above, but may change at the discretion of the AIM VI Funds.

          The Companies have received notification that the Board of Directors of UIF and Board of Trustees of Van Kampen LIT have approved Agreements and Plans of Reorganization pursuant to which each of the Acquired Portfolios will be combined with and into its respective Acquiring Portfolio and each of the Acquired Portfolios will be terminated as a series of its respective trust, UIF or Van Kampen LIT (both collectively referred to hereinafter as the "Trust"). The Reorganizations are subject to a number of conditions, including approval by shareholders at meetings expected to be held during the second quarter of 2010. The Reorganizations, if approved by the shareholders of each of the Acquired Portfolios, are expected to become effective mid-2010 ("Closing Date").

          On the Closing Date, the Acquiring Portfolios will become available as investment options under the Contracts.

          After 3:00 p.m. Central Time ("CT") on the Closing Date, all Contract owner account value in the subaccounts supported by each of the Acquired Portfolio investment options will be automatically transferred into the Acquiring Portfolios investment option. Only the underlying Portfolio will change, not the investment option itself.

          At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Contract account value in the Acquired Portfolio investment option to any of the other variable investment options available under your Contract. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or purchase payment allocations (as applicable) into or out of the Acquired Portfolio's investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the former name of each of the Acquired Portfolio's investment option.

          If you have any questions, please contact our Variable Annuity Administrative Center at 1-800-200-3883 for AGL Generations and 1-800-346-4944 for USL Generations.